Exhibit 32

                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Chartwell International, Inc. (the "Company") on Form 10-KSB/A-1 for the fiscal year ended July 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Dr. Janice Jones, the Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: December 2, 2003                             /s/ Janice A. Jones
       ----------------                             ----------------------------
                                                    Chief Executive Officer


Dated: December 2, 2003                             /s/ Janice A. Jones
       ----------------                             ----------------------------
                                                    Chief Financial Officer



                                       19